Rule 497(e)
                                              File Nos. 033-00499 and 811-04417

                          CALIFORNIA INVESTMENT TRUST

                         Supplement dated July 30, 2004

                        Prospectus dated January 1, 2004

The following paragraph replaces the second and fourth paragraphs in the section under the heading title Fund Management.

The California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund, the Short-Term U.S. Government Bond Fund, the California Tax-Free Money Market Fund and The United States Treasury Trust are managed by a team of persons associated with CCM Partners.